UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2012
Date of Report (Date of earliest event reported)

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8747	43-1304369
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

920 Main Street
Kansas City, Missouri 64105-1977
(Address, including zip code, of registrant’s
principal executive offices)

(816) 221-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The Company announced on February 22, 2012 that the Company has entered into an amendment (the “Bank Amendment”) of its senior secured credit facilities, pursuant to which the Company has borrowed term loans (the “New Term Loans”), the proceeds of which, together with cash on hand, are being used to fund the previously announced Tender Offer (and, if applicable, any redemption of the notes subsequent to the Tender Offer) and to repay existing term loans due in 2013.  The New Term Loans are issued under the credit agreement that governs the senior secured credit facilities and have an aggregate principal amount of up to $300 million maturing in 2018, with an amortization of 1% per annum and the remaining principal payable upon maturity. The New Term Loans rank senior in right of payment to the notes that remain outstanding after the consummation of the Tender Offer.

The foregoing summary of the Bank Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Bank Amendment which is filed as Exhibit 4.1 to this report and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2012 the Company accepted for purchase, pursuant to the previously announced Tender Offer, $58,063,000 aggregate principal amount, or approximately 53.33%, of Notes tendered at or prior to the Early Tender Date for the "Total Consideration," which is equal to (i) $972.50 per $1,000.00 in principal amount of Notes validly tendered (the "Tender Consideration") plus (ii) $30.00 per $1,000.00 in principal amount of the Notes validly tendered (the "Early Tender Premium").

The information under Item 1.01 is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 and Item 2.02 is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1
INCREMENTAL AMENDMENT, dated as of February 22, 2012, by and among AMC Entertainment Inc., a Delaware corporation as Borrower, Citicorp North America, Inc. as Administrative Agent under the Credit Agreement and Citicorp North America, Inc., as the Initial Term B-3 Lender and the other Loan Parties thereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: February 22, 2012	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
4.1
INCREMENTAL AMENDMENT, dated as of February 22, 2012, by and among AMC Entertainment Inc., a Delaware corporation as Borrower, Citicorp North America, Inc. as Administrative Agent under the Credit Agreement and Citicorp North America, Inc., as the Initial Term B-3 Lender and the other Loan Parties thereto.

4